Commitments and contingencies	12 Months Ended
Mar. 31, 2012
Commitments and contingencies
25.	Commitments and contingencies

As of March 31, 2012, the Company has commitment for purchase of computer equipment and cost to develop internal use software aggregating US$1,002,591.

Commitment relating to operating leases is as below:

The Company leases office premises and residential apartments for employees under various operating leases. Certain of these arrangements have free or escalating rent payment provisions. The Company recognized rent expense under such arrangements on a straight-line basis. Operating lease expense that has been included in the determination of the net income is as follows:

	Years ended March 31,
	2010	2011	2012
	US$	US$	US$
Office premises	594,523	707,772	778,364
Residential apartments for employees	118,717	128,956	102,725

Total operating lease expense	713,240	836,728	881,089

The minimum annual lease commitments under the above operating leases that have initial or remaining terms in excess of one year are as follows:

For the year ending March 31,	US$
2013	362,418
2014	211,450
2015	217,794
2016	224,328
2017	231,058
And there after	278,742

Litigation and Other Legal Matters

Action Relating to Access to Pornographic Material

On June 21, 2000, Rediff, certain of its directors and others (Ajit Balakrishnan, Arun Nanda, Abhay Havaldar, Sunil Phatarphekar, Charles Robert Kaye and Tony Janz) were named as defendants in a criminal complaint (RCC Complaint Number 76 of 2000) filed by Mr. Abinav Bhatt, who was then a 22 year old student, before the Judicial Magistrate, First Class, Pune, India, alleging commission of an offence, under Section 292 of the IPC for distributing, publicly exhibiting and putting into circulation obscene, pornographic and objectionable material. The RCC Complaint alleged that Rediff, through its website “www.rediff.com”, provided a search facility that enabled Internet users to view pornographic, objectionable and obscene material. On November 27, 2000, the Judicial Magistrate passed an order on the Complaint holding that a prima facie case under Section 292 of the IPC had been made out against Rediff and directed commencement of criminal proceedings against all the defendants. A criminal writ petition was filed in the High Court of Mumbai (Sunil N. Phatarphekar & Ors. v. Abhinav Bhatt and Ors., Mumbai High Court, Criminal Writ Petition No. 1754 of 2000) by the aforementioned defendants, seeking among other relief the setting aside of the order of the Judicial Magistrate. The High Court of Mumbai in its order dated December 20, 2000, while granting ad-interim relief to the petitioners in the Writ Petition, stayed the order of Judicial Magistrate pending final disposal of the Writ Petition. The Writ Petition has been admitted by the High Court of Mumbai. While Rediff believes that the lawsuit is without merit, and that it and its directors have a valid defense to the charges, in the event that it is unsuccessful in its defense, Rediff and its directors may face both criminal penalties and monetary fines or damages.

Under Indian law, any person who publishes or transmits or causes to be published in the electronic form, any material which is lascivious or appeals to the prurient interest or if its effect is such as to tend to deprave and corrupt persons who are likely, having regard to all relevant circumstances, to read, see or hear the matter contained or embodied in it, shall be punished (i) for the first conviction, with imprisonment of up to five years and with a fine of up to Rs. 100,000 (approximately US$2,000); and (ii) in the event of a second conviction, with imprisonment of up to ten years and with a fine of up to Rs. 200,000 (approximately US$4,000).

Actions Relating to Trademark Infringement

In May, 2008, a complaint was filed by The Board of Control of Cricket in India (“BCCI”) against Sandeep Goyal and Rediff alleging that the depiction of images on the online game known as Indian Fantasy League started by Sandeep Goyal has been violative of the Indian Premier League (“IPL”) trademark. BCCI is seeking (a) a permanent injunction restraining defendants from the use of logo “Indian Fantasy League.com”; (b) shutdown of the website Indianfantasyleague.com; (c) to render the accounts of all profits earned by the said website and damages to the tune of Rs. 1.0 million (approximately US$20,000). Rediff has filed its response to BCCI Complaint, and among the defenses Rediff has raised are: (a) it is Sandeep Goyal who has infringed the trademark of IPL and not Rediff.com; (b) Rediff.com only provides the domain hosting and web based email solution services which enables the subscriber to set up and manage their website as per the terms and conditions of Rediff business solutions; (c) subscribers such as Sandeep Goyal are required to abide by and comply with the terms and conditions Rediff imposes on its subscribers which provides that the subscriber shall be solely responsible for producing, electronically uploading and maintaining his website and such subscriber shall ensure that all upload material shall be owned and/or properly licensed by the Subscriber and shall not adversely affect any rights of any third party. Although Rediff believes that it has valid defenses to the charges, if Rediff is unsuccessful after exhausting all legal remedies, we could be subject to monetary fines or damages.

In February, 2006, a complaint was filed by Marksman Pvt. Ltd. against various telecom operators and internet service providers and Rediff.com alleging infringement of copyright of Marksman by way of dissemination of information relating to scores, alerts and updates and or other events happenings via Short Message Service (SMS) Technology on wireless and mobile telephones in respect of One Day International Cricket Matches (“ODIs”) during India’s tour of Pakistan Scheduled in February, 2006. The Company has filed its response and among the defenses raised were: (a) Rediff.com along with other telecom operators and service providers have not infringed the copyrights of Marksman; (b) the information relating to scores, alerts and updates and or other events happening via Short Message Service (SMS) Technology on wireless and mobile telephones in respect of ODIs which was being provided to subscribers was sourced from public domain and as such no exclusivity can be claimed since it falls into public domain. The one judge panel, while dismissing a request for an interim order, has directed the defendants to maintain the accounts of the SMS received during the ODIs. Marksman will have to first amend the suit to seek damages before any claim is made against Rediff.com. In 2006, Marksman has sought to amend the suit prayer to include damages. Although the Company believes that it has valid defenses to the charges, if the Company is unsuccessful after exhausting all legal remedies, the Company could be subject to monetary fines or damages.

Actions Relating to Patent Infringement

In March, 2009 a complaint was filed against Rediff and 12 other defendants by S. Ramkumar, alleging violation of his patent rights in respect of Mobile phones with plurality of SIM cards sold through Rediff’s Shopping website. S. Ramkumar is seeking permanent injunction restraining the defendants, including Rediff, from infringing upon his patent with respect to the Mobile phones with plurality of SIM cards allocated to different communication networks, by manufacturing, marketing, selling and distributing mobile phones having simultaneous use of more than one SIM thereby infringing his products and patented process. S. Ramkumar is also claiming damages in the amount of Rs. 1.0 million (approximately US$20,000). Rediff has already filed its response to the court based on the following defenses: (a) it is the vendors, and not Rediff, that sells shopping products on its website and that it has not infringed on any of Ramkumar’s intellectual property rights; (b) Rediff ‘s Shopping website only provides an online platform that enables customers and sellers to enter into sale/purchase transactions and it is not involved in the sale or purchase of the goods/products listed on its website; and (c) vendors are required to comply with the terms and conditions Rediff imposes on vendors using Rediff Shopping, which include providing Rediff with the description of their products, prices and product images, and which also specifically provide that vendors shall not infringe on third party rights, including third-party intellectual property rights. The case is likely to be taken up for arguments sometime in the future. Though Rediff is arrayed as a defendant, S. Ramkumar’s main grievance is only against the other defendants who are manufacturing, selling and distributing multiple SIM cards in alleged violation of the patent in favor of the S. Ramkumar. However, given the nature of the suit and pleadings there would not be any substantial monetary claim on the Company.

The Company is also subject to other legal proceedings and claims, which have arisen in the ordinary course of its business. Those actions, when ultimately concluded and determined, will not, in the opinion of management, have a material effect on the results of operations, cash flows or the financial position of the Company.

The Company has not recognized any loss accrual for the litigation disputes as the Company believes that it is probable that it would be successful on resolution of the litigation. The maximum total loss relating to these disputes would be US$44,000 excluding any interest and penalties, which amounts cannot be reasonably estimated at this point of time.